U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 20, 2005


                                 PETROGEN CORP.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


         00-25579                                        87-0571853
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                             3200 Southwest Freeway
                                   Suite 3300
                              Houston, Texas 77027
                    ________________________________________
                    (Address of Principal Executive Offices)


                                  713.402.6115
                           ___________________________
                           (Issuer's telephone number)


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Emily Hawes Field Project

On September 14, 2005, Petrogen Corp., a Nevada corporation, executed an agreement with Hanover Compression Company of Houston, Texas ("HCC") to implement two-stage natural gas compression on our Emily Hawes Field Project #3A well. Previously, on August 30, 2005, HCC was contracted by us to ascertain to what degree natural gas flow rates could be increased from the Emily Hawes #3A well through the addition of compression. We believe that the results of such wellbore pressure and data analyses indicate that production flows from the Emily Hawes #3A well can be increased to approximately 800 Mcfgd with one stage compression, thus doubling current average daily production into the Northern Natural Gas/Matagorda Offshore Pipeline System into which our Matagorda Island Gas Gathering System ties.

On September 15, 2005, we further announced that we entered into a drilling agreement with Moncla Well Service of Lafayette, Louisiana ("Moncla Well Service") to commence the drilling of the Emily Hawes Field Project #1A well. Previously, during the month of June 2005, our operational team readied the Emily Hawes #1A location, the second sidetrack drilling location. We believe that the Emily Hawes #1A well is similar to the natural gas producing Emily Hawed #3A well. The Emily Hawes #1A step-out location has been prepared to be kicked off at a depth of approximately 2,700 feet by cutting the casing and setting a 200 foot cement kick-off plug. We believe that this will allow us to re-enter the hole and utilize 2,600 feet of the existing well to directionally drill the new side-track bottom hole location.

We believe that expanding operations at the Emily Hawes Field Project and successfully completing the Emily Hawes #1A well can potentially prove up the entire 12.3 billion cubic feet of previously producing natural gas reserves, therein fully substantiating our geologic model of the Emily Hawed Field Project.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

          Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         99.1 Press Release dated September 14, 2005.

         99.2 Press Release dated September 15, 2005.


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                                   SIGNATURES


         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          PETROGEN CORP.


Date:  September 20, 2005                 By: /s/ SACHA SPINDLER
                                              ___________________________
                                                  Sacha Spindler
                                                  Chief Executive Officer